Offerings - Offering: 1	Jul. 08, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.650% Senior Notes due 2030
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 396,352,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 60,681.49
Offering Note	The filing fee is calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended.